UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 15, 2005
                Date of report (Date of Earliest Event Reported)




                    TEXTAINER EQUIPMENT INCOME FUND IV, L.P.
             (Exact name of Registrant as specified in its charter)
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


                 California                            0-21228                              94-3147432
        (State or other jurisdiction          (Commission file number)                     (IRS Employer
      of incorporation or organization)                                                 Identification No.)
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      650 California Street, 16th Floor
             San Francisco, CA                                                                 94108
  (Address of Principal Executive Offices)                                                   (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

On April 14, 2005, RFH, Ltd. ("RFH") asked for a short postponement and the Registrant agreed to postpone until April 19, 2005 the closing date for the sale of all, or substantially all, of the Registrant's assets. This delay follows RFH's previous request for a postponement until April 15. This first request by RFH was described in a Form 8-K filed with the Commission on April 5, 2005.

The current request for a postponement is due to a lawsuit filed on April 11, 2005, which is described below under Item 8.01. The filing of this lawsuit affects the Registrant's and RFH's rights and obligations under the agreement (the "Asset Sale Agreement") they signed for the sale of the Registrant's assets. As described in the 8-K regarding RFH's earlier request for a postponement, a condition to the completion of the sale is that the Registrant and/or its assets, as well as RFH, not be the subject of certain kinds of litigation. Both the Registrant and RFH are now the subject of such litigation, due to two lawsuits filed in March and due to the lawsuit described in this report. (The earlier lawsuits are described in the Registrant's report on Form 10-K filed with the Commission on March 30, 2005.) Therefore, both the Registrant and RFH must waive the conditions in the Asset Sale Agreement regarding the absence of litigation and any related consequences. Furthermore, RFH is using a loan to pay part of the purchase price for the containers, and RFH's lender must agree to proceed with the loan in spite of the litigation.

The postponement was granted to give RFH and its lender time to consider whether, in light of the new lawsuit, they wish to proceed with the sale and the loan, and to waive any conditions in the underlying agreements related to the absence of litigation. The Registrant has already determined to proceed with the sale and has agreed to waive any conditions that can no longer be met, due to the unresolved lawsuits.

Certain relationships between RFH, the Registrant's general partners and other limited partnerships managed by the general partners and their affiliates are described in the report on Form 8-K, filed with the Commission on March 22, 2005, which information is herein incorporated by reference. Additional information regarding past contacts and business transactions between the general partners and the shareholders of RFH are described under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," on pages 26 to 27 of the Registrant's Proxy Statement for Special Meeting of Limited Partners, filed with the Commission on January 20, 2005, which information is herein incorporated by reference.

Item 8.01 Other Events

On April 11, 2005, a lawsuit was filed in the San Francisco County Superior Court, Case No. CGC-05-440303, captioned "Leonard Labow, on behalf of himself and all others similarly situated, Plaintiffs v. Textainer Financial Services Corporation; Textainer Equipment Management Limited; Textainer Limited; Textainer Capital Corporation; Textainer Group Holdings Limited; John A.
Maccarone; and RFH, Ltd., TCC Equipment Income Fund, a California limited partnership; Textainer Equipment Income Fund II, L.P.; Textainer Equipment
Income Fund III, L.P., Textainer Equipment Income Fund IV, L.P.; Textainer Equipment Income Fund V, L.P., Textainer Equipment Income Fund VI, L.P., Nominal Defendants." The suit seeks certification as a class action on behalf of the unit holders of the Registrant and the other partnerships named in the complaint. The complaint alleges that the sale of the Registrant's assets is fundamentally unfair because (i) the sale is a product of a bidding process that excluded bidders unwilling to agree to the continued management of the containers by one of the general partners; and (ii) the assets are undervalued in that the price to be paid does not reflect current market conditions. The complaint further alleges that the proxy statements used to solicit the limited partners' approval for the sale included material misstatements of fact and omitted to state material facts necessary to make the statements therein not misleading. The complaint alleges breaches of fiduciary duties due to the facts that (i) solicitation of bids for the sale was conditioned on the buyer's acceptance of a management agreement with one of the general partners for the assets to be sold, which condition is alleged to have deterred competing container leasing companies from biding for the assets, (ii) the purchase price for the containers was to be adjusted downward during a time when the prices for used containers are alleged to have been increasing and (iii) all material facts concerning a transaction in which some of the defendants had a financial interest were not disclosed. RFH is alleged to have aided and abetted these breaches of fiduciary duty.

The plaintiff seeks damages in an unspecified amount, pre-judgment and post-judgment interest, reasonable attorneys' and experts' fees, and costs. The plaintiff also requests that the assets sold, as well as the proceeds of the sale, be placed in a constructive trust, and that a constructive trust also be placed on any fees received from RFH by one of the general partners for the management of the containers to be sold.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit 99.1. The following section from the Registrant's Proxy Statement for Special Meeting of the Limited Partners as filed with the Commission on January 20, 2005 is incorporated by reference: the information under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," from pages 26 through 27.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Textainer Equipment Income Fund IV, L.P.
                                    A California Limited Partnership
                                    By Textainer Financial Services Corporation, its managing general partner


Date:    April 15, 2005
                                    By /s/ Ernest J. Furtado
                                       _________________________________________
                                       Ernest J. Furtado
                                       Chief Financial Officer, Senior
                                       Vice President,   Secretary and Director